Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation	MOR-1		Note 1
Copies of Bank Statements		X	Note 2
Cash Disbursement Journals		X	Note 3
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or Payment Receipt			Note 4
Copies of Tax Returns Filed During Reporting Period		X	Note 5
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of Aged Accounts Payable			Note 6
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. § 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	9-2-03 Date

Michael F. Biehl Printed Name of Authorized Individual*	Authorized Signatory Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

NOTES TO MONTHLY OPERATING REPORT

General Note:	For administrative convenience, the debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”) are submitting this consolidated Monthly Operating Report for all twelve debtors. Where available or specifically requested by the Office of the United States Trustee, the Debtors have provided documentation specific to a particular Debtor.

Note 1:	At the direction of the Office of the United States Trustee, the Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Debtors’ bank reconciliations. The Debtors will make such reconciliations available upon request.

Note 2:	At the direction of the Office of the United States Trustee, the Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Debtors’ bank statements. The Debtors will make such statements available upon request.

Note 3:	The Office of the United States Trustee has waived the requirement that the Debtors provide copies of the Debtors’ cash disbursement journals. The Debtors will make such journals available upon request.

Note 4:	The Office of the United States Trustee has waived the requirement that the Debtors provide copies of IRS Form 6123

Note 5:	The Debtors are providing copies of all tax returns filed during the reporting period, except for sales tax returns, which are voluminous and are not maintained at the Debtors’ corporate headquarters. The Debtors will make such returns available upon request.

Note 6:	As set forth on the attached declaration of Michael F. Biehl, the Debtors are current with respect to all postpetition payables.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

DECLARATION AND STATEMENT OF MICHAEL F. BIEHL

WITH RESPECT TO MONTHLY OPERATING REPORT

I, Michael F. Biehl, hereby declare that the following is true and correct to the best of my knowledge, information and belief:

1. The Debtors have performed all bank reconciliations for this reporting period.

2. The Debtors have paid all postpetition taxes for this reporting period.

3. The Debtors are current with respect to all postpetition payables.

I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge, information and belief. Executed this 2nd day of September, 2003 in Cleveland, Ohio.

Michael F. Biehl
Authorized Signatory

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(See Attached Sheets)

Chart Industries, Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Chase Investment	Dreyfus Investment	Current Month Actual
Cash - Beginning of Month	10,677.5	0.0	0.0	7.9	1,924.8	12,610.2
Receipts
Cash Sales	0.0					0.0
Accounts Receivable	15,275.2					15,275.2
Loans and Advances	0.0					0.0
Sale of Assets	0.0					0.0
Other: UK Intercompany Payables	1,632.8					1,632.8
Transfers (from DIP Accts)	0.0					0.0

Total Receipts	16,908.0	0.0	0.0	0.0	0.0	16,908.0

Disbursements
Net Payroll	0.0					0.0
Payroll Taxes	0.0					0.0
Sales, Use & Other Taxes	0.0					0.0
Inventory Purchases	0.0					0.0
Secured/Rental/Leases	0.0					0.0
Insurance	0.0					0.0
Administrative/Fund ZBA Disbursement Accounts	15,436.2					15,436.2
Selling	0.0					0.0
Other	0.0					0.0
Owner Draw	0.0					0.0
Transfers (to DIP Accounts)	0.0					0.0
Professional Fees	0.0					0.0
US Trustee Quarterly Fees	0.0					0.0
Court Fees	0.0					0.0

Total Disbursements	15,436.2	0.0	0.0	0.0	0.0	15,436.2

Net Cash Flow-Chart Industries, Inc.	1,471.8	0.0	0.0	0.0	0.0	1,471.8

Cash - End of Month	12,149.4	0.0	0.0	7.9	1,924.8	14,082.0

Chart Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Medical	Current Month Actual
Cash - Beginning of Month	(441.9)	(157.4)	0.0	0.0	(599.3)
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Disbursements	11,615.6	2,153.8			13,769.4
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	11,615.6	2,153.8	0.0	0.0	13,769.4

Disbursements
Net Payroll	0.0	1,318.9			1,318.9
Payroll Taxes	0.0	589.1			589.1
Sales, Use & Other Taxes	195.0				195.0
Inventory Purchases	9,931.3				9,931.3
Secured/Rental/Leases	0.0				0.0
Insurance	292.2				292.2
Administrative	4,127.8				4,127.8
Selling	0.0				0.0
Other: Payment to CHELP	115.0				115.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	14,661.3	1,908.0	0.0	0.0	16,569.4

Net Cash Flow - Chart Inc.	(3,045.7)	245.8	0.0	0.0	(2,800.0)

Cash - End of Month	(3,045.7)	245.8	0.0	0.0	(2,800.0)

Note: Expense Categories without projected amounts were not analyzed on a legal entity basis for these categories.

Caire Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	20.6	0.0	0.0	0.0	20.6
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Petty Cash	61.3				61.3
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	61.3	0.0	0.0	0.0	61.3

Disbursements
Net Payroll	0.0
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	33.4				33.4
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	33.4	0.0	0.0	0.0	33.4

Cash - End of Month	48.5	0.0	0.0	0.0	48.5

Chart Heat Exchangers LP

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	45.7	0.0	0.0	0.0	45.7
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Miscellaneous	137.2				137.2
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	137.2	0.0	0.0	0.0	137.2

Disbursements
Net Payroll	28.4				28.4
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	7.0				7.0
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	35.4	0.0	0.0	0.0	35.4

Cash - End of Month	147.5	0.0	0.0	0.0	147.5

Chart Management Company Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Medical	Current Month Actual
Cash - Beginning of Month	0.0	0.0	0.0	(455.0)	(455.0)
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other - Fund Cleared Checks	0.0			233.7	233.7
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	0.0	0.0	0.0	233.7	233.7

Disbursements
Net Payroll	0.0				0.0
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	0.0			191.1	191.1
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	0.0	0.0	0.0	191.1	191.1

Cash - End of Month	0.0	0.0	0.0	(412.4)	(412.4)

Chart Asia, Inc.

Schedule of Cash Receipts and Disbursements

Reporting Period: July 9 - 31, 2003

	Bank Accounts: Operating	Payroll	Tax	Other	Current Month Actual
Cash - Beginning of Month	17.9	0.0	0.0	0.0	17.9
Receipts
Cash Sales	0.0				0.0
Accounts Receivable	0.0				0.0
Loans and Advances	0.0				0.0
Sale of Assets	0.0				0.0
Other: Fund Petty Cash	0.0				0.0
Transfers (from DIP Accts)	0.0				0.0

Total Receipts	0.0	0.0	0.0	0.0	0.0

Disbursements
Net Payroll	0.0
Payroll Taxes	0.0				0.0
Sales, Use & Other Taxes	0.0				0.0
Inventory Purchases	0.0				0.0
Secured/Rental/Leases	0.0				0.0
Insurance	0.0				0.0
Administrative	10.6				10.6
Selling	0.0				0.0
Other	0.0				0.0
Owner Draw	0.0				0.0
Transfers (to DIP Accounts)	0.0				0.0
Professional Fees	0.0				0.0
US Trustee Quarterly Fees	0.0				0.0
Court Fees	0.0				0.0

Total Disbursements	10.6	0.0	0.0	0.0	10.6

Cash - End of Month	7.3	0.0	0.0	0.0	7.3

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

BANK RECONCILIATION1

[1]	At the direction of the Office of the United States Trustee, the Debtors are providing a declaration that all bank accounts are reconciled on a monthly basis in lieu of providing copies of the Debtors’ bank reconciliations. The Debtors will make such reconciliations available upon request.

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

BANK STATEMENTS2

(See Attached Sheets)

[2]	At the direction of the Office of the United States Trustee, the Debtors are providing a list of month end book balances for all Debtor bank accounts in lieu of providing copies of the Debtors’ bank statements. The Debtors will make such statements available upon request.

Chart Industries, Inc.

Bank Account Balances as of July 31, 2003

DEBTOR	BANK	PURPOSE	BALANCE
Chart Industries, Inc.	National City Bank Acc’t No. 2436422	Main Account	$12,149,374.78

Chart Industries, Inc.	National City Bank Acc’t No. 000243642-00	Dreyfus Overnight Investments Account	$1,924,812.03

Chart Industries, Inc.	JP Morgan Chase Acc’t No. 777-142678	Business Checking	$7,870.51

Chart Industries, Inc.	National City Bank Acc’t No. 152231	Medical Account (Inactive)	$0.00

Chart Management Co., Inc.	National City Bank Acc’t No. 97076	Master Account	N/A

Chart Inc.	National City Bank Acc’t No. 0150850	Disbursements Account	$(2,705,272.00)

Chart Inc.	National City Bank Acc’t No. 0153349	Payroll Account	$245,772.65

Chart Management Company, Inc.	National City Bank Acc’t No. 109719	Medical Account	$(412,407.60)

Chart Inc. f/k/a Process Systems Int’l, Inc.	National City Bank Acc’t No. 97113	Disbursements Account	$(281,854.73)

DEBTOR	BANK	PURPOSE	BALANCE
Chart Inc. f/k/a Cyrenco, Inc.	National City Bank Acc’t No. 124687	Disbursements Account	$(123,908.58)

GTC of Clarksville LLC f/k/a Greenville Tube Corporation	National City Bank Acc’t No. 97105	Disbursements Account	$0.00

GTC of Clarksville LLC f/k/a Greenville Tube Corporation	National City Bank Acc’t No. 239848847	Deposits Account	$0.00

Chart Inc.	Regions Bank Acc’t No. 655 65 16 43 2	Petty Checking	$10,072.00

Chart Inc. f/k/a MVE, Inc.	Wells Fargo Bank Minnesota, N.A. Acc’t No. 107-0683664	Petty Checking	$6,962.36

Chart Inc.	Wells Fargo Bank Minnesota, N.A. Acc’t No. 027-5813079	Petty Checking	$48,495.44

Chart Inc. f/k/a MVE, Inc.	Fleet Bank - Plaistow Acc’t No. 94186-14289	Petty Checking	$8,960.55

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 120405169968	Petty Checking	$6,145.45

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 194311627294	Deposits Account	$23,717.30

Chart Inc. f/k/a Cryenco, Inc.	U.S. Bank Acc’t No. 294341941622	Employee Fund	$1,161.64

Chart Inc. f/k/a Process Systems Int’l, Inc.	Sovereign Bank Acc’t No. 30600035437	Petty Checking	$1,500.00

2

DEBTOR	BANK	PURPOSE	BALANCE
Chart Inc. f/k/a Process Systems Int’l, Inc.	Fleet Bank-Westborough Acc’t No. 005831-1204	Freight Payment Account	$6,701.44

Chart Inc. f/k/a CHD, Inc.	PNC Bank Acc’t No. 56-1057-3589	Business Checking	$0.00

Chart Heat Exchangers Limited Partnership	HSBC Bank plc Acc’t No. 60001295	General Disbursements	$96,592.84

Chart Heat Exchangers Limited Partnership	U.S. Bank Acc’t No. 182898117391	General Disbursements	$50,900.45

Chart Asia, Inc.	Nogh Kong & Shanghai Banking Corp. Acc’t No. 7232-143-085611001	General Banking Account	$7,332.77

3

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

STATEMENT OF OPERATIONS

(See Attached Sheets)

83500	Chart Industries	1
CORPIS 03	CHART–INCOME STATEMENT–LEGAL ENTITY	09/02/03
ISYLCONSOL	CHART INDUSTRIES CONSOLIDATING	15:09:10
	As of July 31, 2003

FOR INTERNAL USE ONLY	Filing Entities		Non Filing Entities		Elims		CHART CONSOL
HEAT EXCHANGERS	3,093,618.00		.00		.00		3,093,618.00
CUSTOM SYSTEMS	872,613.40		.00		.00		872,613.40
VACUUM EQUIPMENT	104,003.84		.00		.00		104,003.84
CRYO PUMPS	<6,000.00	>	.00		.00		<6,000.00	>
LNG SYSTEMS	697,350.93		.00		.00		697,350.93
STD TANKS	1,413,450.03		1,769,650.70		.00		3,183,100.73
ENGINEERED TANKS	839,438.00		363,863.83		.00		1,203,301.83
CRYO COMPONENTS	.00		.00		.00		.00
NITROGEN SYSTEMS	602,408.70		.00		.00		602,408.70
PARTS	358,956.71		.00		.00		358,956.71
REPAIR AND REHAB	487,226.07		.00		.00		487,226.07
INDUSTRIAL GASES	2,755,671.69		612,319.81		.00		3,367,991.50
BEVERAGE SYSTEMS	1,093,558.54		201,136.70		.00		1,294,695.24
MEDICAL	1,608,701.90		1,899,830.82		.00		3,508,532.72
BIOMEDICAL	1,477,267.99		284,579.09		.00		1,761,847.08
COOLTEL	29.20		.00		.00		29.20
MRI	1,240,405.04		.00		.00		1,240,405.04
TOTAL GROSS OUTSIDE SALES	16,638,700.04		5,131,380.95		.00		21,770,080.99
LESS:DISCOUNTS & ALLOWANCES	<78,959.87	>	.00		.00		<78,959.87	>
REBATES	<198,138.90	>	<9,514.05	>	.00		<207,652.95	>
FREIGHT	<46,116.01	>	4,414.84		.00		<41,701.17	>

NET OUTSIDE SALES	16,315,485.26		5,126,281.74		.00		21,441,767.00
INTER-COMPANY SALES	199,986.53		.00		<199,986.53	>	.00

TOTAL NET SALES	16,515,471.79		5,126,281.74		<199,986.53	>	21,441,767.00

STD COST OF SALES	11,412,202.46		3,791,302.14		<236,509.27	>	14,966,995.33
TOTAL MANUFACTURING VARIANC	78,548.88		<641,044.85	>	.00		<562,495.97	>
WARRANTY	106,037.55		17,766.50		.00		123,804.05
RESTRUCTURING	.00		.00		.00		.00

TOTAL COST OF SALES	11,596,788.89		3,168,023.79		<236,509.27	>	14,528,303.41

GROSS MARGIN	4,918,682.90		1,958,257.95		36,522.74		6,913,463.59

SELLING, GENERAL & ADMINISTRAT
RESEARCH AND DEVELOPMENT	130,715.21		13,868.91		.00		144,584.12
MARKETING & SELLING	1,335,121.55		227,330.34		.00		1,562,451.89
ADMINISTRATIVE TOTAL	2,330,606.13		243,564.91		.00		2,574,171.04
REORGANIZATION EXPENSES	718,050.33		.00		.00		718,050.33

TOTAL S, G & A	4,514,493.22		484,764.16		.00		4,999,257.38
AMORTIZATION EXPENSE	<126,902.28	>	<2,492.58	>	.00		<129,394.86	>
RESTRUCTURING	<9,539.41	>	<7,902.58	>	.00		<17,441.99	>
OTHER INCOME/(EXPENSE)	<9,996.01	>	46,690.92		.00		36,694.91
EQUITY INCOME-JOINT VENTUR	<9,511.00	>	.00		.00		<9,511.00	>

INCOME FROM OPERATIONS	248,240.98		1,509,789.55		36,522.74		1,794,553.27

FOREIGN CURRENCY GAIN/(LOSS	49,738.82		39,979.42		.00		89,718.24
GAIN/LOSS ON SALE OF ASSET	3,667,101.94		.00		.00		3,667,101.94
INTEREST EXPENSE, NET	<450,324.50	>	<4,559.57	>	.00		<454,884.07	>
FINANCING COSTS	<63,903.17	>	.00		.00		<63,903.17	>

INCOME BEFORE TAX & MIN INT	3,450,854.07		1,545,209.40		36,522.74		5,032,586.21

INCOME TAX BENEFIT/(EXPENSE	<414,791.60	>	<72,902.52	>	.00		<487,694.12	>

INCOME (LOSS) BEFORE MIN INT	3,036,062.47		1,472,306.88		36,522.74		4,544,892.09
MINORITY INTEREST, NET OF T	.00		23,393.73		.00		23,393.73

NET INCOME (LOSS)	3,036,062.47		1,448,913.15		36,522.74		4,521,498.36

83500	Chart Industries																			1
CORPIS 03	CHART-INCOME STATEMENT-LEGAL ENTITY																			09/02/03
ISYLFILING	CHART INDUSTRIES FILING ENTITIES																			15:18:53
	As of July 31, 2003

FOR INTERNAL USE ONLY	Caire Inc.		Chart Asia		Chart HX, LP		Chart Inc.		Chart Industries		Chart Management		Chart Intl Holdings	Chart Internatnl		Chart Leasing		Greenville Tube		CHART CONSOL
HEAT EXCHANGERS	.00		.00		3,093,618.00		.00		.00		.00		.00	.00		.00		.00		3,093,618.00
CUSTOM SYSTEMS	.00		.00		.00		872,613.40		.00		.00		.00	.00		.00		.00		872,613.40
VACUUM EQUIPMENT	.00		.00		.00		104,003.84		.00		.00		.00	.00		.00		.00		104,003.84
CRYO PUMPS	.00		.00		.00		<6,000.00	>	.00		.00		.00	.00		.00		.00		<6,000.00	>
LNG SYSTEMS	.00		.00		.00		697,350.93		.00		.00		.00	.00		.00		.00		697,350.93
STD TANKS	.00		.00		.00		1,413,450.03		.00		.00		.00	.00		.00		.00		1,413,450.03
ENGINEERED TANKS	.00		.00		.00		839,438.00		.00		.00		.00	.00		.00		.00		839,438.00
CRYO COMPONENTS	.00		.00		.00		.00		.00		.00		.00	.00		.00		.00		.00
NITROGEN SYSTEMS	.00		.00		.00		602,408.70		.00		.00		.00	.00		.00		.00		602,408.70
PARTS	.00		.00		.00		358,956.71		.00		.00		.00	.00		.00		.00		358,956.71
REPAIR AND REHAB	.00		.00		.00		487,226.07		.00		.00		.00	.00		.00		.00		487,226.07
INDUSTRIAL GASES	.00		.00		.00		2,755,671.69		.00		.00		.00	.00		.00		.00		2,755,671.69
BEVERAGE SYSTEMS	.00		.00		.00		1,093,558.54		.00		.00		.00	.00		.00		.00		1,093,558.54
MEDICAL	1,608,701.90		.00		.00		.00		.00		.00		.00	.00		.00		.00		1,608,701.90
BIOMEDICAL	.00		.00		.00		1,477,267.99		.00		.00		.00	.00		.00		.00		1,477,267.99
COOLTEL	.00		.00		.00		29.20		.00		.00		.00	.00		.00		.00		29.20
MRI	.00		.00		.00		1,240,405.04		.00		.00		.00	.00		.00		.00		1,240,405.04
TOTAL GROSS OUTSIDE SALES	1,608,701.90		.00		3,093,618.00		11,936,380.14		.00		.00		.00	.00		.00		.00		16,638,700.04
LESS: DISCOUNTS & ALLOWA	<10,963.08	>	.00		.00		<67,996.79	>	.00		.00		.00	.00		.00		.00		<78,959.87	>
REBATES	<253.00	>	.00		.00		<197,885.90	>	.00		.00		.00	.00		.00		.00		<198,138.90	>
FREIGHT	421.34		.00		.00		<46,537.35	>	.00		.00		.00	.00		.00		.00		<46,116.01	>

NET OUTSIDE SALES	1,597,907.16		.00		3,093,618.00		11,623,960.10		.00		.00		.00	.00		.00		.00		16,315,485.26
INTER-COMPANY SALES	.00		.00		.00		199,986.53		.00		.00		.00	.00		.00		.00		199,986.53

TOTAL NET SALES	1,597,907.16		.00		3,093,618.00		11,823,946.63		.00		.00		.00	.00		.00		.00		16,515,471.79

STD COST OF SALES	860,285.45		.00		1,967,962.83		8,581,729.43		.00		.00		.00	.00		2,224.75		.00		11,412,202.46
TOTAL MANUFACTURING VAR	<27,100.15	>	.00		<101,325.20	>	222,348.16		<15,373.93	>	.00		.00	.00		.00		.00		78,548.88
WARRANTY	9,652.00		.00		25,381.00		71,004.55		.00		.00		.00	.00		.00		.00		106,037.55
RESTRUCTURING	.00		.00		.00		.00		.00		.00		.00	.00		.00		.00		.00

TOTAL COST OF SALES	842,837.30		.00		1,892,018.63		8,875,082.14		<15,373.93	>	.00		.00	.00		2,224.75		.00		11,596,788.89

GROSS MARGIN	755,069.86		.00		1,201,599.37		2,948,864.49		15,373.93		.00		.00	.00		<2,224.75	>	.00		4,918,682.90

SELLING, GENERAL & ADMINIS
RESEARCH AND DEVELOPMEN	.00		.00		43,686.36		87,028.85		.00		.00		.00	.00		.00		.00		130,715.21
MARKETING & SELLING	150,242.77		<1.91	>	293,015.10		891,865.59		.00		.00		.00	.00		.00		.00		1,335,121.55
ADMINISTRATIVE TOTAL	75,482.87		.00		148,373.45		834,992.93		<177,054.52	>	1,394,579.01		.00	.00		7,776.24		46,456.15		2,330,606.13
REORGANIZATION EXPENSES	.00		.00		.00		.00		.00		718,050.33		.00	.00		.00		.00		718,050.33

TOTAL S, G & A	225,725.64		<1.91	>	485,074.91		1,813,887.37		<177,054.52	>	2,112,629.34		.00	.00		7,776.24		46,456.15		4,514,493.22
AMORTIZATION EXPENSE	<1,826.97	>	.00		.00		<111,906.32	>	.00		.00		.00	<13,168.99	>	.00		.00		<126,902.28	>
RESTRUCTURING	.00		.00		<2,550.00	>	<6,989.41	>	.00		.00		.00	.00		.00		.00		<9,539.41	>
OTHER INCOME/(EXPENSE)	.00		.00		.00		<2,556.83	>	<13,230.69	>	1,146.32		.00	.00		1,012.00		3,633.19		<9,996.01	>
EQUITY INCOME-JOINT VEN	.00		.00		.00		<9,511.00	>	.00		.00		.00	.00		.00		.00		<9,511.00	>

INCOME FROM OPERATIONS	527,517.25		1.91		713,974.46		1,004,013.56		179,197.76		<2,111,483.02	>	.00	<13,168.99	>	<8,988.99	>	<42,822.96	>	248,240.98

FOREIGN CURRENCY GAIN/(	5,193.54		.00		<5,856.65	>	30,813.06		.00		19,588.87		.00	.00		.00		.00		49,738.82
GAIN/LOSS ON SALE OF AS	.00		.00		.00		.00		.00		.00		.00	.00		.00		3,667,101.94		3,667,101.94
INTEREST EXPENSE, NET	21,696.46		.00		482,545.66		<1,735,178.32	>	854,666.58		<70,186.73	>	.00	.00		<3,868.15	>	.00		<450,324.50	>
FINANCING COSTS	.00		.00		.00		.00		<63,903.17	>	.00		.00	.00		.00		.00		<63,903.17	>

INCOME BEFORE TAX & MIN IN	554,407.25		1.91		1,190,663.47		<700,351.70	>	969,961.17		<2,162,080.88	>	.00	<13,168.99	>	<12,857.14	>	3,624,278.98		3,450,854.07

INCOME TAX BENEFIT/(EXP	.00		.00		.00		.00		<405,000.00	>	<9,791.60	>	.00	.00		.00		.00		<414,791.60	>

INCOME (LOSS) BEFORE MIN I	554,407.25		1.91		1,190,663.47		<700,351.70	>	564,961.17		<2,171,872.48	>	.00	<13,168.99	>	<12,857.14	>	3,624,278.98		3,036,062.47

NET INCOME (LOSS)	554,407.25		1.91		1,190,663.47		<700,351.70	>	564,961.17		<2,171,872.48	>	.00	<13,168.99	>	<12,857.14	>	3,624,278.98		3,036,062.47

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

BALANCE SHEET

(See Attached Sheets)

83500	Chart Industries	1
CORPIS 03	CHART-BALANCE SHEET-LEGAL ENTITY	09/02/03
BS_LCONSOL	CHART INDUSTRIES CONSOLIDATING	14,41,09
	As of July 31, 2003

FOR INTERNAL USE ONLY	Filing Entities		Non Filing Entities		Elims		CHART CONSOL
ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS	11,097,783.90		4,700,191.65		1,188,010.17		16,985,985.72
ACCT RECEIVABLE TRADE, NET	31,890,664.91		10,699,712.85		.00		42,590,377.76
INVENTORIES, NET	31,309,911.61		9,067,287.15		<747,396.53	>	39,629,802.23
UNBILLED CONTRACT REVENUE	8,834,403.52		2,622,753.68		.00		11,457,157.20
PREPAID EXPENSES	1,974,553.00		632,640.43		.00		2,607,193.43
OTHER CURRENT ASSETS	8,600,895.33		4,671,884.69		.00		13,272,780.02

TOTAL CURRENT ASSETS	93,708,212.27		32,394,470.45		440,613.64		126,543,296.36
PROPERTY, PLANT & EQUIPMENT	67,817,232.06		26,814,218.27		.00		94,631,450.33
LESS: ACCUM DEPRECIATION	<34,227,387.61	>	<13,347,959.91	>	.00		<47,575,347.52	>

NET PROPERTY, PLANT, & EQUIP	33,589,844.45		13,466,258.36		.00		47,056,102.81
GOODWILL, NET	76,976,737.98		.01		.00		76,976,737.99
DEFERRED INCOME TAX-LONG TERM	<80,507.34	>	80,507.34		.00		.00
OTHER ASSETS, NET	10,838,670.52		279,147.15		.00		11,117,817.67
INTERCOMPANY INVESTMENT	151,920,066.43		<4,833,096.52	>	<147,086,969.91	>	.00

TOTAL ASSETS	366,953,024.31		41,387,286.79		<146,646,356.27	>	261,693,954.83

LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	5,626,950.57		2,708,675.36		2,349,683.37		10,685,309.30
CUSTOMER ADVANCES	121,416.00		3,986,880.37		.00		4,108,296.37
BILLINGS IN EX. CONTR.REV.	475,646.45		<.02	>	.00		475,646.43
ACCR. SALARY/WAGES/BENEFIT	2,163,674.58		806,501.04		.00		2,970,175.62
WARRANTY RESERVE	71,235.48		141,051.48		.00		212,286.96
DEFERRED INCOME TAX-CURRENT	.00		477,019.08		.00		477,019.08
ACCRUED INCOME TAXES	41,950.78		909,828.30		.00		951,779.08
OTHER CURRENT LIABILITY	933,212.41		246,179.22		.00		1,179,391.63
CURRENT MATURITY-LONG TERM D	1.00		2,242,471.36		.00		2,242,472.36
PREPETITION S/T-NOT COMPROM	40,718,094.25		.00		.00		40,718,094.25

TOTAL CURRENT LIABILITIES	50,152,181.52		11,518,606.19		2,349,683.37		64,020,471.08
LONG TERM DEBT. NET OF CURRENT	.00		1,025,485.34		.00		1,025,485.34
DEFERRED INC TAX-LONG TERM	.00		<382,486.80	>	.00		<382,486.80	>
OTHER NON-CURRENT LIABILITIES	136,203.00		7,643.79		.00		143,846.79
PREPETITION L/T-NOT COMPROM	28,776,217.64		.00		.00		28,776,217.64
PREPETITION INTERCO-NOT COMPR	<7,845,602.67	>	.00		.00		<7,845,602.67	>
MINORITY INTEREST	.00		1,230,786.15		.00		1,230,786.15
INTERCOMPANY BALANCES	2,059,232.35		6,126,157.25		<339,786.93	>	7,845,602.67
PREPETITION COMPROMISED	257,814,168.62		.00		.00		257,814,168.62

TOTAL LIABILITIES	331,092,400.46		19,526,191.92		2,009,896.44		352,628,488.82
SERIES A PREFERRED STOCK	3,940,330.00		.00		<3,940,330.00	>	.00
SERIES AA PREFERRED STOCK	6,320,000.00		.00		<6,320,000.00	>	.00
SHAREHLDERS’ EQUITY (DEFICIT)
COMMON STOCK	266,160.62		.00		.00		266,160.62
TREASURY STOCK	<885,732.94	>	.00		.00		<885,732.94	>
SUBSIDIARY CAPITAL	127,000,207.11		2,998,910.56		<129,999,117.67	>	.00
PAID-IN-CAPITAL	49,651,174.98		.04		<3,102,532.00	>	46,548,643.02
FOR CURR TRANSLATION ADJ	635,109.58		3,277,301.66		.00		3,912,411.24
PENSION MIN LIABILITY ADJ	<8,470,711.34	>	.00		.00		<8,470,711.34	>
RETAINED EARNINGS-PRIOR YEA	<122,935,502.80	>	12,009,151.02		<5,160,946.82	>	<116,087,298.60	>
RETAINED EARNINGS-CURRENT Y	<19,660,331.47	>	3,575,731.68		<133,326.22	>	<16,217,926.01	>

TOTAL SHAREHOLDERS EQUITY	35,860,703.74		21,861,094.96		<148,656,252.71	>	<90,934,454.01	>

TOTAL LIABILITIES & EQUITY	366,953,104.20		41,387,286.88		<146,646,356.27	>	261,694,034.81

83500	Chart Industries	1
CORPIS 03	CHART-BALANCE SHEET-LEGAL ENTITY	09/02/03
BS_LFILING	CHART INDUSTRIES FILING ENTITIES	16,04,41
	As of July 31, 2003

FOR INTERNAL USE ONLY	Caire Inc.		Chart Asia		Chart HX, LP		Chart Inc.		Chart Industries		Chart Management		Chart Intl Holdings		Chart Internatnl		Chart Leasing		Greenville Tube		CHART CONSOL
ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENT	49,095.44		7,332.77		151.793.29		<2,789,215.12	>	14,082,057.32		<403,479.80	>	.00		.00		.00		200.00		11,097,783.90
ACCT RECEIVABLE TRADE, N	3,089,292.50		.00		5,415,951.20		23,816.686.05		<768,184.23	>	.00		.00		.00		336,919.39		.00		31,890,664.91
INVENTORIES, NET	3,532,484.20		.00		2,133,418.09		25,691,676.04		<47,666.72	>	.00		.00		.00		.00		.00		31,309,911.61
UNBILLED CONTRACT REVENU	.00		.00		7,355,832.73		1,478,570.79		.00		.00		.00		.00		.00		.00		8,834,403.52
PREPAID EXPENSES	24,768.49		.00		<15,430.00	>	1,064,916.28		16,569.20		883,729.03		.00		.00		.00		.00		1,974,553.00
OTHER CURRENT ASSETS	5,297.89		2,831.09		1,005,360.98		576,961.66		5,551,231.21		1,377,789.61		.00		.00		75,696.18		5,726.71		8,600,895.33
DEFERRED INCOME TAX-CURR	496,873.00		.00		327,343.00		7,672,904.00		<9,131,989.00	>	634,869.00		.00		.00		.00		.00		.00

TOTAL CURRENT ASSETS	7,197,811.52		10,163.86		16,374,269.29		57,512,499.70		9,702,017.78		2,492,907.84		.00		.00		412,615.57		5,926.71		93,708,212.27
PROPERTY, PLANT & EQUIPMEN	4,466,208.36		3,260.23		16,647,698.53		42,242,408.61		.00		2,624,940.53		.00		.00		158,227.00		1,674,488.80		67,817,232.06
LESS: ACCUM DEPRECIATIO	<3,883,461.64	>	<3,260.23	>	<13,730,918.02	>	<13,520,610.02	>	.00		<2,121,920.33	>	.00		.00		<38,203.14	>	<929,014.23	>	<34,227,387.61	>

NET PROPERTY, PLANT, & EQU	582,746.72		.00		2,916,780.51		28,721,798.59		.00		503,020.20		.00		.00		120,023.86		745,474.57		33,589,844.45
GOODWILL, NET	.00		.00		.00		63,322,838.89		.00		.00		.00		13,653,899.09		.00		.00		76,976,737.98
DEFERRED INCOME TAX- LONG T	.00		.00		.00		.00		<80,507.34	>	.00		.00		.00		.00		.00		<80,507.34	>
OTHER ASSETS, NET	<2,627.86	>	.00		.00		5,866,348.28		<827,542.94	>	13,500.00		.00		5,478,297.76		310,695.28		.00		10,838,670.52
INTERCOMPANY INVESTMENT	.00		836,825.47		.00		91,720,331.60		51,852,627.25		2,655,623.46		4,854,658.65		.00		.00		.00		151,920,066.43

TOTAL ASSETS	7,777,930.38		846,989.33		19,291,049.80		247,143,817.06		60,646,594.75		5,665,051.50		4,854,658.65		19,132,196.85		843,334.71		751,401.28		366,953,024.31

LIABILITIES
CURRENT LIABILITIES
ACCOUNTS PAYABLE	845,783.44		4,000.00		110,075.46		4,327,981.34		.00		339,110.33		.00		.00		.00		.00		5,626,950.57
CUSTOMER ADVANCES	.00		.00		.00		121,416.00		.00		.00		.00		.00		.00		.00		121,416.00
BILLINGS IN EX. CONTR.RE	.00		.00		.00		475,646.45		.00		.00		.00		.00		.00		.00		475,646.45
ACCR. SALARY/ WAGES/ BENEF	113,402.83		.00		301,108.90		1,278,663.73		.00		470,499.12		.00		.00		.00		.00		2,163,674.58
WARRANTY RESERVE	9,930.00		.00		.00		61,305.48		.00		.00		.00		.00		.00		.00		71,235.48
ACCRUED INCOME TAXES	.00		.00		.00		.00		.00		41,950.78		.00		.00		.00		.00		41,950.78
OTHER CURRENT LIABILITY	17,534.92		.00		285,720.08		508,962.31		.00		120,995.10		.00		.00		.00		.00		933,212.41
CURRENT MATURITY- LONG TE	.00		.00		.00		.00		1.00		.00		.00		.00		.00		.00		1.00
PREPETITION S/T-NOT COMP	1,079,069.22		3,259.00		6,884,324.39		18,270,187.23		9,278,009.77		3,614,165.59		.00		1,557,000.00		32,079.05		.00		40,718,094.25

TOTAL CURRENT LIABILIT	2,065,720.41		7,259.00		7,581,228.83		25,044,162.54		9,278,010.77		4,586,720.92		.00		1,557,000.00		32,079.05		.00		50,152,181.52
OTHER NON- CURRENT LIABILIT	.00		.00		.00		125,274.00		.00		10,929.00		.00		.00		.00		.00		136,203.00
PREPETITION L/ T-NOT COMPRO	<471,374.00	>	.00		1,537,495.38		13,396,321.03		3,237,070.00		426,613.53		.00		8,860,918.99		<1,335.00	>	1,790,507.71		28,776,217.64
PREPETITION INTERCO-NOT CO	<5,399,702.42	>	866,762.16		<95,079,520.99	>	352,154,803.66		<252,244,755.22	>	15,125,340.08		6,700,871.13		3,743,234.32		1,015,796.57		<34,728,431.96	>	<7,845,602.67	>
INTERCOMPANY BALANCES	299,114.35		<19,488.52	>	681,766.14		<583,623.79	>	1,124,407.17		603,105.43		.00		.00		<46,048.43	>	.00		2,059,232.35
PREPETITION COMPROMISED	.00		.00		.00		.00		257,814,168.62		.00		.00		.00		.00		.00		257,814,168.62

TOTAL LIABILITIES	<3,506,241.66	>	854,532.64		<85,279,030.64	>	390,136,937.44		19,208,901.34		20,752,708.96		6,700,871.13		14,161,153.31		1,000,492.19		<32,937,924.25	>	331,092,400.46
SERIES A PREFERRED STOCK	3,940,330.00		.00		.00		.00		.00		.00		.00		.00		.00		.00		3,940,330.00
SERIES AA PREFERRED STOCK	6,320,000.00		.00		.00		.00		.00		.00		.00		.00		.00		.00		6,320,000.00
SHAREHLDERS’ EQUITY (DEFIC
COMMON STOCK	.00		.00		.00		.00		266,160.62		.00		.00		.00		.00		.00		266,160.62
TREASURY STOCK	.00		.00		.00		.00		<885,732.94	>	.00		.00		.00		.00		.00		<885,732.94	>
SUBSIDIARY CAPITAL	2,068,401.29		.00		49,743,902.24		55,869,993.50		.00		839,870.08		.00		18,471,200.00		.00		6,840.00		127,000,207.11
PAID-IN- CAPITAL	.00		.00		.00		.00		49,651,174.98		.00		.00		.00		.00		.00		49,651,174.98
FOR CURR TRANSLATION AD	.00		<29,963.78	>	4,402.81		693,935.87		<33,265.32	>	.00		.00		.00		.00		.00		635,109.58
PENSION MIN LIABILITY A	.00		.00		<910,794.21	>	<6,115,441.48	>	.00		.00		.00		.00		.00		<1,444,475.65	>	<8,470,711.34	>
RETAINED EARNINGS- PRIOR	<3,572,195.59	>	25,535.78		47,883,531.00		<188,778,218.51	>	<4,499,500.96	>	<2,936,190.01	>	<1,826,038.87	>	234,353.58		<136,749.26	>	30,669,970.04		<122,935,502.80	>
RETAINED EARNINGS- CURRE	2,527,636.35		<3,115.31	>	7,849,151.51		<4,663,422.79	>	<3,061,142.97	>	<12,991,337.53	>	<20,173.61	>	<13,734,510.04	>	<20,408.22	>	4,456,991.14		<19,660,331.47	>

TOTAL SHAREHOLDERS EQUITY	11,284,172.05		<7,543.31	>	104,570,193.35		<142,993,153.41	>	41,437,693.41		<15,087,657.46	>	<1,846,212.48	>	4,971,043.54		<157,157.48	>	33,689,325.53		35,860,703.74

TOTAL LIABILITIES & EQUITY	7,777,930.39		846,989.33		19,291,162.71		247,143,784.03		60,646,594.75		5,665,051.50		4,854,658.65		19,132,196.85		843,334.71		751,401.28		366,953,104.20

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

STATUS OF POSTPETITION TAXES

(See Attached Sheets)

Chart Inc.

Status of Postpetition Taxes

Reporting Period: July 9 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(159,339)	159,339	0
FICA-Employee	0	(110,260)	110,260	0
FICA-Employer	0	(110,261)	110,261	0
Unemployment	0	(175)	175	0
Income	0	0	0	0
Other: Excise	0	(32,603)	0	(32,603)

Total Federal Taxes	0	(412,638)	380,035	(32,603)

State and Local
Withholding	0	(58,738)	58,738	0
Sales	(292,705)	(17,047)	67,425	(242,327)
Excise	0	0	0	0
Unemployment	0	(9,895)	9,895	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other: Income	(4,525)	(20,000)	12,842	(11,683)
Other: Sales Tax Audit	(157,044)	0	3,073	(153,971)

Total State and Local	(454,274)	(105,680)	151,973	(407,981)

Total Taxes	(454,274)	(518,318)	532,008	(440,584)

CAIRE INC.

Status of Postpetition Taxes

Reporting Period: July 9 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(7,658)	7,658	0
FICA-Employee	0	(6,842)	6,842	0
FICA-Employer	0	(6,842)	6,842	0
Unemployment	0	(1,596)	1,596	0
Income	0	0	0	0
Other: Excise	0	0	0	0

Total Federal Taxes	0	(22,938)	22,938	0

State and Local
Withholding	0	(3,559)	3,559	0
Sales	22,574	(3,895)	10,672	29,351
Excise	0			0
Unemployment	0			0
Real Property	0			0
Personal Property	0			0
Other:	0			0

Total State and Local	22,574	(7,454)	14,231	29,351

Total Taxes	22,574	(30,392)	37,169	29,351

Chart Heat Exchangers Limited Partnership

Status of Postpetition Taxes

Reporting Period: July 9 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	(37,838)	37,838	0
FICA-Employee	0	(27,797)	27,797	0
FICA-Employer	0	(27,798)	27,798	0
Unemployment	0	(60)	60	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	(93,493)	93,493	0

State and Local
Withholding	0	(19,537)	19,537	0
Sales	(55)	(6)	0	(61)
Excise	0	0	0	0
Unemployment	0	(915)	915	0
Real Property	(39,873)	(8,184)	0	(48,057)
Personal Property	(6,219)	(864)	0	(7,083)
Other:	0	0	0	0

Total State and Local	(46,147)	(29,506)	20,452	(55,201)

Total Taxes	(46,147)	(122,999)	113,945	(55,201)

Chart Management Company, Inc.

Status of Postpetition Taxes

Reporting Period: July 9 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	0	0	0
FICA-Employee	0	0	0	0
FICA-Employer	0	0	0	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	0	0	0

State and Local
Withholding	0	0	0	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
Personal Property	(3,553)	0	0	(3,553)
Other: Income	(4,525)	(20,000)	12,842	(11,683)

Total State and Local	(8,078)	(20,000)	12,842	(15,236)

Total Taxes	(8,078)	(20,000)	12,842	(15,236)

Chart Leasing, Inc.

Status of Postpetition Taxes

Reporting Period: July 9 - 31, 2003

	Beginning Tax Liability	Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
Withholding	0	0	0	0
FICA-Employee	0	0	0	0
FICA-Employer	0	0	0	0
Unemployment	0	0	0	0
Income	0	0	0	0
Other:	0	0	0	0

Total Federal Taxes	0	0	0	0

State and Local
Withholding	0	0	0	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other: Income	1,400	0	0	1,400

Total State and Local	1,400	0	0	1,400

Total Taxes	1,400	0	0	1,400

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

SUMMARY OF UNPAID POSTPETITION DEBTS

(See Attached Sheet)

Chart Industries Inc.

Post Petition Liability Aging

as of July 31, 2003

	Caire Inc.	Chart Asia	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Holding, Inc.	Chart International, Inc.	Chart Leasing, Inc.	Greenville Tube, LLP	Total
Total Accounts Payable	$(845,783.44)	$(4,000.00)	$(110,075.46)	$(4,327,980.95)		$(339,110.35)					$(5,626,950.20)
Customer Advances				(121,416.00)							(121,416.00)
Billings in Excess				(475,646.46)							(475,646.46)
Accr. Salary/Wages/Benefit	(113,402.83)		(308,390.76)	(1,278,663.65)		(470,499.12)					(2,170,956.36)
Warranty Reserve	(9,930.00)			(61,305.48)							(71,235.48)
Deferred Income Tax - Cur.
Accrued Income Taxes						(41,950.78)					(41,950.78)
Other Current Liabilities	(17,534.92)			(508,962.78)		(120,995.10)					(647,492.80)

Total Current Liabilities	(986,651.19)	(4,000.00)	(418,466.22)	(6,773,975.32)		(972,555.35)					(9,155,648.08)
Other Non Current Liabilities				(125,274.00)		(10,929.00)					(136,203.00)
Intercompany Balances	(299,114.35)	19,488.52	(548,296.44)	567,000.59	$(1,107,784.45)	(603,105.43)			$46,048.43		(1,925,763.13)

Total Liabilities	$(1,285,765.54)	$15,488.52	$(966,762.66)	$(6,332,248.73)	$(1,107,784.45)	$(1,586,589.78)			$46,048.43		$(11,217,614.21)

Note: All post-petition liabilities are current as of 7/31/03

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(See Attached Sheet)

Chart Industries Inc.

A/R Rollforward by Legal Entity

As of July 31, 2003

	Caire Inc.	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Leasing, Inc.
Beginning A/R	$2,636,127	$5,243,283	$28,860,968	$—	$—	$394,507

Sales	2,013,547	1,897,271	12,394,148	—	—	—

Collections	(1,553,904)	(1,717,227)	(16,916,745)	—	—	(57,588)

Other	(16,812)	(7,376)	(437,707)	—	—	—

Ending A/R Trade	3,078,958	5,415,951	23,900,664	—	—	336,920

Other Items	10,335	—	(83,978)

Allowance for Doubtful Accts				(768,184)

A/R Trade, Net	$3,089,293	$5,415,951	$23,816,686	$(768,184)	$—	$336,920

Chart Industries Inc.

Aged Accounts Reeivable

As of July 31, 2003

	Caire Inc.	Chart Heat Exchangers L.P.	Chart Inc.	Chart Industries, Inc.	Chart Management Company, Inc.	Chart Leasing, Inc.
0 - 30	$1,850,665	$2,162,831	$12,298,990	$—	$—	$—

31 - 60	702,757	1,399,270	6,071,050	0	0	0

61 - 90	377,202	369,878	2,315,636	0	0	0

91 - 120	54,720	1,158,328	822,824	0	0	0

121 - 180	58,352	320,420	1,526,488	0	0	0

Over 180	35,261	5,223	865,976	0	0	336,920

TOTAL	$3,078,958	$5,415,951	$23,900,964	$—	$—	$336,920

United States Bankruptcy Court

District of Delaware

In re Chart Industries, Inc., et al.	Case No. 03-12114 (JWV)
Reporting Period: 7/8/03-7/31/03

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.[4]	n/a

Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

[4]	Pursuant to the Order Under 11 U.S.C. §§ 363, 1107 and 1108 (I) Authorizing Continued Use of Existing (A) Bank Accounts, (B) Business Forms and (C) Cash Management System, (II) Authorizing Intercompany Transactions and (III) Granting Superpriority Claim Status to All Postpetition Intercompany Claims (Docket No. 32), the Debtors are authorized to maintain their existing bank accounts and cash management system and are exempted from the requirement that they open new debtor-in-possession bank accounts.